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                                                                   EXHIBIT 10.42

            AMENDMENT TO VIRTUAL PRIVATE NETWORK SERVICES AGREEMENT


     This Amendment is made as of November 1, 1997 by and between Concentric Network Corporation ("CNC") and WebTV Networks, Inc. ("WNI"), for the purpose of amending the Revised Virtual Private Network Services Agreement dated February 1, 1997 between the parties ("Agreement").

WHEREAS, the parties have entered into the Agreement to provide WNI and its customers with Internet access through CNC points of presence; and

WHEREAS, the Agreement contained pricing and other terms for such services intended to be effective through December 1997, [*]

WHEREAS, the parties wish to come to agreement as to pricing and terms for the period January 1998 through December 1998; and

WHEREAS, the parties have agreed upon a new [*] pricing model for the period commencing February 1998.

NOW, THEREFORE, the parties agree as follows:

THE FOLLOWING NEW SECTION WILL BE ADDED:

1.20 "Subscriber Traffic" shall mean Subscriber calls for Virtual Network Services that are routed to the CNC's Virtual Private Network Services by WNI.

SECTION 1.8 (PROJECT MANAGER) WILL BE DELETED.

SECTION 2.2 (USENET) WILL BE REPLACED WITH THE FOLLOWING:

2.2. UseNet.  CNC will provide WNI with a UseNet newsfeed without charge.
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SECTION 2.4 (PROJECT MANAGER) WILL BE DELETED.

SECTION 2.6 (GENERAL NETWORK OPERATION) WILL BE REPLACED WITH THE FOLLOWING:

2.6. Network Operation.
     ------------------

     2.6.1     General.  CNC shall use commercially reasonable efforts to
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operate the Virtual Private Network Services seven (7) days per week, twenty four (24) hours per day, three hundred sixty-five (365) days per year. CNC shall provide services under this Agreement that meet the [*],


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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including without limitation with respect to accessibility, latency, packet loss and throughput. CNC will respond to any network outages pursuant to the escalation procedures set forth in Exhibit C and, as part of such responses, CNC will use all [*] to implement such actions as are appropriate so as to maintain the services under the terms of this Agreement. Virtual Private Network Services will include 56,000 baud access for Subscribers, where available, at no surcharge.

     2.6.2     "As Available" Connections. WNI shall have the right to use CNC
               --------------------------
points-of-presence for more simultaneous connections than the current Virtual Port Commitment on an "As Available" basis. Charges for use of Virtual Ports on an [*] will be determined by the rates in Section 5.1 using the calculation method in Section 5.1.3. CNC may elect to terminate new connection requests at the time they are received from WNI subscribers if:

               (a) CNC is delivering to WNI simultaneous connections across all CNC Points of Presence equal to or in excess of the current Virtual Port Commitment level, and

               (b) The Point of Presence (defined for WNI by CNC a list of area code/prefix pairs) receiving the call and connection request has [*] or more of its operational ports in use at or about the time the request is received.

If the WNI connection request is denied by CNC, a status code will be sent to WNI indicating that CNC has refused the connection (and identifying the requesting WNI account/ID, if available). It is understood that these connection refusals, which will occur after the telephone call from the WNI customer is completed, a PPP session is established with the CNC dial in access server, and before establishment of a TCP connection between the WNI Subscriber's terminal and the WNI Network, will not be counted as connection failures for the performance measurement provided for in Section 2.6.3(a). WNI and CNC shall, during the 90 day period commencing February, 1998, evaluate the terms in this Section 2.6.2 and renegotiate such terms if the parties so agree.

     2.6.3     Performance Standards.
               ---------------------

               2.6.3(a)  CNC.  CNC shall maintain at least an [*] connection
                         ---
success rate averaged during the peak hour as measured by [*]. If CNC fails to meet this connection success standard, then notwithstanding Section 6.2.2, CNC will immediately prepare a mutually agreed upon action plan and CNC will have [*] to cure. The action plan will include the right for WNI to [*] until CNC achieves the connection success performance standard. Once CNC achieves the connection success performance standard WNI will ramp up to the Virtual Port Commitment level in effect prior to any reduction; commensurate with CNC's capacity. During the months of [*] this connection success performance standard is waived by WNI and CNC shall have not liability for any failure to achieve it.

               2.6.3(b)  CNC.  CNC agrees to provide the Virtual Port capacity
                         ---
as measured by the CNC simultaneous port tool to satisfy the current Virtual Port Commitment level. CNC will

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      -2-
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ensure that its network will accommodate the number of simultaneous connections, as measured by the CNC simultaneous port tool, equal to the current Virtual Port Commitment. In any given calendar month, [*].

               2.6.3(c)  Failure of Performance Standards.  If, for a period of
                         --------------------------------
[*] during any [*], CNC fails to service Subscriber Traffic equivalent to the current Virtual Port Commitment in accordance with Section 2.6.3(a) then a "Performance Failure" will have occurred. Notwithstanding the above, no such Performance Failure will be deemed to have occurred if, during the [*] (i) WNI does not deliver Subscriber Traffic to CNC to generate sufficient simultaneous port demand to meet the current Virtual Port Commitment, or (ii) the average hours per day that Subscribers use the Virtual Private Network Services has dropped more than [*] from the daily average in the prior month. If either party disputes whether a Performance Failure has occurred, the parties shall, within [*] after such party notifies the other of the dispute, appoint a mutually acceptable third party to determine whether a Performance Failure has occurred; instruct such third party to deliver an opinion on whether a Performance Failure has occurred within [*] of such third party's appointment; and abide by the decision of such third party. WNI and CNC shall each pay one half the cost of the third party fees for service to render the decision.

               2.6.3(d)  Reduction of Fees due to Failure of Performance
                         -----------------------------------------------
Standards.  If a Performance Failure occurs for a given month, then Virtual
---------
Port Fees for such month [*]: Virtual Port Fees for the month will equal the Virtual Port Fee in Section 5.1.4 multiplied by the sum of:

               (i) the average of the [*] Subscriber connections during days of Performance Failure, multiplied by the number of days of Performance Failure, divided by the total days in the month.

               (ii) the average of actual peak simultaneous Subscriber connections for the [*] when that Performance Failure did not occur, multiplied by [*].

If the Performance Failure period spans [*], the reduction in fees will be allocated across both months and calculated for each as in 2.6.3 (d) (i) and
(ii), above, based on the number days performance was deficient in each of the months.

[*]

SECTION 2.9 (800 SERVICE) WILL BE DELETED.

SECTION 3.4 (STATISTICAL INFORMATION) WILL BE REPLACED WITH THE FOLLOWING:

3.4. Statistical Information.  WNI and CNC will disclose to each other, to the
     ------------------------
extent that it is reasonably available, statistical information [*]. No less frequently than once per month, CNC will provide WNI with a report of excess capacity existing in each of CNC's Points of Presence, and a

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      -3-
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report of any call connection failures, covering the period since the last such report, to help WNI determine where and how to direct Subscriber Traffic to each CNC Point of Presence. Information reported under this Section 3.4 will be subject to the terms of Sections 8.2 and 8.3.

SECTION 4.1 (ROLLING FORECASTS) WILL BE REPLACED WITH THE FOLLOWING:

4.1. Rolling Forecasts.  Each calendar month, WNI shall provide CNC a non-
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binding rolling forecast of the Virtual Ports it anticipates it will use, along with expected usage by Point of Presence, during the ensuing [*]. Each [*], CNC will provide WNI with a forecast of capacity in each of CNC's Points of Presence for the upcoming month. CNC and WNI shall meet and discuss these forecasts and the statistical information outlined in Section 3.4 on a monthly basis.

SECTION 4.2 (VIRTUAL PORT COMMITMENT) WILL BE REPLACED WITH THE FOLLOWING:

4.2. Virtual Port Commitment.
     -----------------------

     4.2.1     Commitments by Time Period.  Virtual Port Commitments will be as
               --------------------------
in the table below. WNI will exercise best efforts during the months of [*] to direct sufficient subscribers to CNC as preferred provider to make use of an average of [*] Virtual Ports [*], with best effort to use at least [*] Virtual Ports in [*]. WNI's best effort commitment for November and December, 1997 will be reduced to the extent that CNC Virtual Ports are unavailable due to busy levels and the charges reduced to reflect the actual ports delivered.

[*]

The parties shall negotiate in good faith to determine the Virtual Port Commitment for the period after December 31, 1998. CNC and WNI mutually acknowledge that they have each satisfied the foregoing commitments through October 1997.

     4.2.2     Increase in Virtual Port Commitment.  WNI may increase its
               -----------------------------------
Virtual Port Commitment at any time, subject to the approval of CNC, which will not be unreasonably withheld. Any Virtual Port Commitment increase must be in effect a minimum of [*], which ever comes first. CNC shall provide WNI a non-binding schedule to expand its network capacity to accommodate any increased Virtual Port Commitments of WNI. For purposes of determining Virtual Port Fees, any increased Virtual Port Commitment will not become effective until CNC provides WNI with notice that such additional capacity is available.

     4.2.3     Increase in Virtual Port Commitment During [*].  Notwithstanding
               ----------------------------------------------
Section 4.2.2 and Section 5.1.2 WNI may at any time during the period for [*] increase its Virtual Port Commitment for the remainder of 1998 up to [*].


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SECTION 5.1 WILL BE REPLACED WITH THE FOLLOWING:

5.1. Virtual Port and Hourly Fees.
     -----------------------------

     5.1.1.    Virtual Port Commitment.  WNI shall pay CNC Virtual Port Fees
               -----------------------
based on the current Virtual Port Commitment and actual "As Available" Virtual Port usage, as follows:


                     MONTHLY FEE FOR VIRTUAL          MONTHLY FEE FOR
TIME PERIOD          PORT COMMITMENT                  ADDITIONAL VIRTUAL PORTS
-------------        -----------------------          ------------------------

    [*]                      [*]                                [*]


                     MONTHLY FEE FOR VIRTUAL          MONTHLY FEE FOR "AS
TIME PERIOD          PORT COMMITMENT                  AVAILABLE" VIRTUAL PORTS
-------------        -----------------------          ------------------------
   [*]                       [*]                               [*]


     5.1.2.  Increases in Virtual Port Commitment.  If WNI increases its
             ------------------------------------
Virtual Port Commitment, as described in Section 4.2.2., Virtual Port Fees for any additional Virtual Port Commitments will be as set forth in the table below. The class of each Point of Presence will be as described in Exhibit E. CNC reserves the right to modify Exhibit E on 30 days advance written notice. To compute Virtual Port Fees, CNC shall monitor WNI usage statistics by Class of Point of Presence during each month, and compute the percentage of Subscriber Traffic accessing Class 1, 2, and 3 Points of Presence.


     POINT OF PRESENCE TYPE         PRICE PER VIRTUAL PORT
     ----------------------         ----------------------
     Class 1                        [*]
     Class 2                        [*]
     Class 3                        [*]

     5.1.3.    Increases in Virtual Port Commitment During [*].  Notwithstanding
               -----------------------------------------------
Section 5.1.2, If WNI increases its Virtual Port Commitment, as described in
Section 4.2.3., Virtual Port Fees for any such additional Virtual Port Commitments will be priced at [*] per month.

     5.1.4.    Calculating Actual Usage.  For [*], WNI will pay CNC for the
               ------------------------
Virtual Port Commitment or the actual number of peak simultaneous Subscriber connections, whichever is higher. For the months of April 1997 through October 1997, WNI will pay CNC for either the Virtual Port Commitment or "Average Peak Use", (which will mean the average of the [*] actual number of peak simultaneous Subscriber connections for the month) whichever is higher. During the

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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period [*] and thereafter, notwithstanding the above, if the average of the [*]
than the [*], Average Peak Use will be the actual number of peak simultaneous Subscriber connections for the [*].

     5.1.5. Hourly Pricing.  CNC will provide Virtual Private Network Services
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at the following hourly usage rates for Subscriber Traffic that WNI elects to deliver to CNC and identify by mutually agreed upon accounting identification.

POINT OF PRESENCE TYPE        HOURLY RATE
----------------------        -----------
Class 1                       [*]
Class 2                       [*]
Class 3                       [*]

     5.1.6.    Limitation.  The Virtual Port Fees in this Section 5.1 apply only
               ----------
to Virtual Private Network Services for Subscribers. Pricing for vertical markets (e.g., commercial organizations such as hotels, hospital, educational institutions, government) will be separately negotiated on a case-by-case basis.

SECTION 5.2 (RENEGOTIATION) WILL BE REPLACED WITH THE FOLLOWING:

5.2. Renegotiation.  WNI and CNC agree to negotiate in good faith new pricing,
     --------------
terms, and conditions by [*] to be effective commencing [*]. If the parties cannot agree on new pricing, terms and conditions by [*], then beginning no earlier than [*], either party may, at its sole option anytime thereafter, terminate this Agreement. Upon termination a 12 month minimum ramp-down period will begin. During such ramp-down period, either the terminating party or the other party (but not both) may reduce the Virtual Port Commitment by no more then [*] Virtual Ports per month. Once such a ramp-down period begins, the following Virtual Port Fees will apply in lieu of those set forth in Section 5.1:

                     MONTHLY FEES FOR           MONTHLY FEES FOR
VIRTUAL PORT            VIRTUAL                      "AS
 COMMITMENT         PORT COMMITMENT           AVAILABLE" PORTS
--------------      -----------------         --------------------
[*]                 [*] per Virtual Port      [*] per Virtual Port
[*]                 [*] per Virtual Port      [*] per Virtual Port
[*]                 [*] per Virtual Port      [*] per Virtual Port


SECTION 5.6 (DEDICATED ACCESS FACILITIES) WILL BE REPLACED WITH THE FOLLOWING:

5.6.    Dedicated Access Facilities. [*]
        --------------------------------

SECTION 6.1 (TERM) WILL BE REPLACED WITH THE FOLLOWING:

6.1. Term.  The term of this Agreement ("Term") shall commence on the Effective
     ----
Date and continue unless and until terminated in accordance with this Section 6 or Section 5.2.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SECTION 6.2.1 (TERMINATION AT WILL) WILL BE REPLACED WITH THE FOLLOWING:

6.2.1.    Termination At Will.  At any time on or after October 1, 1999, either
          -------------------
party may terminate this Agreement, for any reason or no reason, upon one hundred and twenty (120) days' notice.

EXHIBIT E

Exhibit E of this Amendment will become Exhibit E of the Agreement.

Agreed to and Accepted:


CONCENTRIC NETWORK                      WEB TV NETWORKS, INC.

By: /s/                                 By: /s/
   ------------------------------          ------------------------------
Printed Name:                           Printed Name:
             --------------------                    --------------------
Title:                                  Title:
      ---------------------------             ---------------------------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      -7-
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                                   EXHIBIT E
                                  PRELIMINARY
                      POINT OF PRESENCE CLASS DEFINITIONS

WEBTV POP LIST - AUG 1997
8/21/97

             CLASS 1    180  54%
             CLASS 2    115  34%
             CLASS 3     41  12%
                     ------
             TOTAL      336

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of nine (9) pages has been omitted. Confidential treatment has been requested with respect to the omitted portions.